UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Pursuant to § 240.14a-12
KBS REAL ESTATE INVESTMENT TRUST III, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Proxy Statement and
Notice of Annual Meeting of Stockholders
To Be Held Wednesday, July 23, 2025
SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS
Dear Stockholder:
On Wednesday, July 23, 2025, KBS Real Estate Investment Trust III, Inc. (“we,” “us” or the “Company”) will hold our annual meeting of stockholders at the offices of KBS, 800 Newport Center Drive, 7th Floor Boardroom, Newport Beach, California 92660. The annual meeting will begin at 9:00 a.m. Pacific time. Directions to the annual meeting can be obtained by calling (866) 527-4264.
We are holding the annual meeting of stockholders for the following purposes:
1.To elect five directors to hold office for one-year terms.
The Board of Directors recommends a vote FOR each nominee.
2.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
The Board of Directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
In addition, we will attend to such other business as may properly come before the annual meeting and any adjournment or postponement thereof. The Board of Directors does not know of any matters that may be voted upon at the annual meeting other than the matters set forth above.
The Board of Directors has selected April 25, 2025 as the record date for determining stockholders entitled to vote at the annual meeting.
We are providing our stockholders access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 28, 2025, we will mail to certain stockholders a Notice of Internet Availability of Proxy Materials containing instructions on (1) how to access our proxy materials, including our proxy statement, form of proxy card and 2024 annual report to stockholders, via the Internet, (2) how stockholders may vote their shares by proxy or in person at the annual meeting, and (3) how to request a paper copy of our proxy materials. On or about April 28, 2025, we expect to mail a paper copy of our proxy materials to our other stockholders.
Whether or not you plan to attend the annual meeting and vote in person, we encourage you to have your vote recorded as early as possible. Stockholders can vote by proxy: (1) via the Internet; (2) by telephone; or (3) if you receive a paper copy of our proxy materials, by mail, using the paper proxy card.
YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JULY 23, 2025:
Our proxy statement, form of proxy card and 2024 annual report to stockholders are available at www.proxyvote.com, and can be accessed by using the 16-digit control number and following the instructions located on the Notice of Internet Availability of Proxy Materials or if you receive a paper copy of our proxy materials, on the proxy card.

By Order of the Board of Directors
Jeffrey K. Waldvogel
Secretary
Newport Beach, California
April 28, 2025

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following are some questions that you, as a stockholder of KBS Real Estate Investment Trust III, Inc. (the “Company”), may have regarding the annual meeting and voting and brief answers to those questions. We urge you to read carefully the remainder of this proxy statement because the information in this section may not provide all the information that might be important to you with respect to the proposals being considered at the annual meeting. In this section and elsewhere in this proxy statement, references to “you” refers to the Company’s stockholders to whom the notice of annual meeting and this proxy statement are addressed, and references to “we,” “us” or “our” refer to the Company.

Q:    Why did I receive a Notice of Internet Availability of Proxy Materials or a paper copy of the proxy materials?
A:    You owned shares of record of our common stock at the close of business on April 25, 2025, the record date for the annual meeting, and, therefore, are entitled to vote at the annual meeting of stockholders. The board of directors is soliciting your proxy to vote your shares at the annual meeting. Pursuant to the rules adopted by the Securities and Exchange Commission (“SEC”), we make our proxy materials available to our stockholders over the Internet. Accordingly, we will mail a Notice of Internet Availability of Proxy Materials on or about April 28, 2025 to certain stockholders. The Notice of Internet Availability of Proxy Materials summarizes the information you need to know to (1) access our proxy materials via the Internet, (2) vote your shares by proxy or in person at the annual meeting and (3) request a paper copy of our proxy materials. For all other stockholders, we will mail a paper copy of our proxy materials on or about April 28, 2025.
Our proxy statement includes information that we are required to provide to you under the rules of the SEC and is designed to assist you in voting. You do not need to attend the annual meeting in person in order to vote.

Q:    What is a proxy?
A:    A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Charles J. Schreiber, Jr., Jeffrey K. Waldvogel and Stacie K. Yamane, and each of them, as your proxies, and you are giving them permission to vote your shares of common stock at the annual meeting. Messrs. Schreiber and Waldvogel and Ms. Yamane are our executive officers. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. If you submit your proxy without instructions, they will vote:
(i)FOR all of the director nominees, and
(ii)FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
With respect to any other proposals to be voted upon, the appointed proxies will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. It is important for you to submit your proxy via the Internet, by telephone or return your paper proxy card to us (if you are in receipt of one) as soon as possible, whether or not you plan on attending the annual meeting.

Q:    When is the annual meeting and where will it be held?
A:    The annual meeting will be held on Wednesday, July 23, 2025, at 9:00 a.m. Pacific time at the offices of KBS, 800 Newport Center Drive, 7th Floor Boardroom, Newport Beach, California 92660.

Q:    Who is entitled to vote at the annual meeting?
A:    Anyone who is a stockholder of record at the close of business on April 25, 2025, the record date, or holds a valid proxy for the annual meeting, is entitled to vote at the annual meeting. In order to be admitted to the annual meeting, you must present proof of ownership of our stock on the record date. Such proof can consist of: a brokerage statement or letter from a broker indicating ownership on April 25, 2025; a proxy card; a voting instruction form; or a legal proxy provided by your broker or nominee. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership.

Q:    Will my vote make a difference?
A:    Yes. YOUR VOTE IS VERY IMPORTANT! Your vote could affect the proposals described in this proxy statement. Moreover, your vote is needed to ensure that the proposals described herein can be acted upon. Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:    How many shares of common stock are outstanding?
A:    As of April 25, 2025, there were 148,516,246 shares of our common stock outstanding and entitled to be cast at the annual meeting.

Q:    What constitutes a quorum?
A:    A quorum consists of the presence in person or by proxy of stockholders entitled to cast 50% of all the votes entitled to be cast at the annual meeting. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. No business may be conducted at the annual meeting if a quorum is not present. If you submit your proxy, even if you abstain from voting, then you will still be considered part of the quorum.
If a quorum is not present at the annual meeting, the chairman of the meeting may adjourn the annual meeting to another date, time or place, not later than 120 days after the original record date of April 25, 2025. Notice need not be given of the new date, time or place if announced at the annual meeting before an adjournment is taken.

Q:    How many votes do I have?
A:    You are entitled to one vote for each share of common stock you held as of the record date.

Q:    What may I vote on?
A:    You may vote on each of the following proposals:
(1)the election of the nominees to serve on the board of directors; and
(2)the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
In addition, you may vote on such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

Q:    How does the board of directors recommend I vote on the proposals?
A:    The board of directors recommends that you vote:
(1)FOR each of the nominees for election as director who is named in this proxy statement; and
(2)FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Q:    How can I vote?
A:    Stockholders can vote in person at the annual meeting, as described above under “Who is entitled to vote at the annual meeting?”, or by proxy. Stockholders have the following three options for submitting their votes by proxy:
•via the Internet, by accessing the website and following the instructions indicated on the paper proxy card (if you are in receipt of one), or provided in the Notice of Internet Availability of Proxy Materials;
•by telephone, by calling the telephone number and following the instructions indicated on the paper proxy card (if you are in receipt of one), or by following the instructions provided in the Notice of Internet Availability of Proxy Materials to access our proxy materials via the Internet or to request a paper copy of our proxy materials; or
•by mail, by completing, signing, dating and returning the paper proxy card you should have received if you received a paper copy of our proxy materials.
For those stockholders with Internet access, we encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet or by telephone prior to the annual meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted. For further instructions on voting, see the Notice of Internet Availability of Proxy Materials or the paper proxy card (if you are in receipt of one).
If you elect to attend the annual meeting, you can submit your vote in person as described above under “Who is entitled to vote at the annual meeting?”, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded.

Q:    What if I submit my proxy and then change my mind?
A:    You have the right to revoke your proxy at any time before the annual meeting by:
(1)    notifying Jeffrey K. Waldvogel, our Secretary;
(2)    attending the annual meeting and voting in person as described above under “Who is entitled to vote at the annual meeting?”;
(3)    returning another proxy card dated after your first proxy vote, if we receive it before the annual meeting date; or
(4)    recasting your proxy vote via the Internet or by telephone.
Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting. If a broker or other nominee holds your stock on your behalf, you must contact your broker, bank or other nominee to change your vote.

Q:    What are the voting requirements to elect the board of directors?
A:    With regard to the election of directors, you may vote “FOR” a nominee, “AGAINST” a nominee or you may abstain from voting for a nominee by voting “ABSTAIN.” Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, abstentions and broker non-votes (discussed below) will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified. If you submit a proxy card with no further instructions, your shares will be voted FOR each of the nominees.

Q:    What are the voting requirements for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025?
A:    With regard to the proposal relating to the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will not count as votes actually cast with respect to determining if a majority vote is obtained under our bylaws and will have no effect on the determination of this proposal. Your shares may be voted for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions. If you submit a proxy card with no further instructions, your shares will be voted FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.

Q:     What is a “broker non-vote”?
A:     A “broker non-vote” occurs when a broker holding stock on behalf of a beneficial owner submits a proxy but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that particular proposal and has not received instructions from the beneficial owner.
Brokers are precluded from exercising their voting discretion with respect to the approval of non-routine matters, such as the election of directors, and, as a result, absent specific instructions from the beneficial owner of such shares, brokers will not vote those shares. Broker non-votes will have the effect of a vote AGAINST the election of each nominee for director. Because brokers have discretionary authority to vote for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, in the event they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to that proposal.
Your broker will send you information to instruct it on how to vote on your behalf. If you do not receive a voting instruction card from your broker, please contact your broker promptly to obtain a voting instruction card. Your vote is important to the success of the proposals. We encourage all of our stockholders whose shares are held by a broker to provide their brokers with instructions on how to vote.

Q:    How will voting on any other business be conducted?
A:    Although we do not know of any business to be considered at the annual meeting other than the election of directors and the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025, if any other business is properly presented at the annual meeting, your submitted proxy gives authority to Messrs. Schreiber and Waldvogel and Ms. Yamane, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:    When are the director nominations and stockholder proposals for the next annual meeting of stockholders due?
A:    Any proposals by stockholders for inclusion in our proxy solicitation material for the next annual meeting of stockholders must be received by our Secretary, Jeffrey K. Waldvogel, at our executive offices no later than December 29, 2025. However, if we hold the next annual meeting before June 23, 2026 or after August 22, 2026, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials. The mailing address of our executive offices is 800 Newport Center Drive, Suite 700, Newport Beach, California 92660. If a stockholder wishes to present a proposal at the next annual meeting, whether or not the proposal is intended to be included in our proxy materials, our bylaws require that the stockholder give advance written notice to our Secretary by January 28, 2026. In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules, the notice given by any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:    How are proxies being solicited?
A:    In addition to mailing proxy solicitation materials, including the Notice of Internet Availability of Proxy Materials, our directors and employees of our advisor, KBS Capital Advisors LLC (“KBS Capital Advisors”), or its affiliates may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate. Additionally, we have retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist us in the proxy solicitation process. If you need any assistance, or have any questions regarding the proposals or how to cast your vote, please call (866) 527-4264.
Our directors and employees of our advisor or its affiliates will not be paid any additional compensation for soliciting proxies. We will pay all of the costs of soliciting these proxies, including the cost of Broadridge’s services. We anticipate that for Broadridge’s solicitation services we will pay approximately $15,000, plus reimbursement of Broadridge’s out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q.    What should I do if I receive more than one set of voting materials for the annual meeting?
A.    You may receive more than one set of voting materials for the annual meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction forms. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card and voting instruction form. For each and every proxy card and voting instruction form that you receive, please authorize a proxy as soon as possible using one of the following methods:
•via the Internet, by accessing the website and following the instructions indicated on the paper proxy card (if you are in receipt of one), or provided in the Notice of Internet Availability of Proxy Materials;
•by telephone, by calling the telephone number and following the instructions indicated on the paper proxy card (if you are in receipt of one), or by following the instructions provided in the Notice of Internet Availability of Proxy Materials to access our proxy materials via the Internet or to request a paper copy of our proxy materials; or
•by mail, by completing, signing, dating and returning the paper proxy card you should have received if you received a paper copy of our proxy materials.

Q.    What should I do if only one set of voting materials for the annual meeting is sent and there are multiple stockholders in my household?
A.    Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. If you wish to receive a separate copy of this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of our proxy statement in the future, please contact us at (866) 527-4264 or KBS Real Estate Investment Trust III, Inc., Attn: Investor Relations, 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.

Q.    How can I find out the results of the voting at the annual meeting?
A.    We will file a Current Report on Form 8-K within four business days after the annual meeting to announce voting results. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Q.    Who can help answer my questions?
A.    If you have any questions about the annual meeting, the proposals described herein, how to submit your proxy, or if you need additional copies of this proxy statement or the paper proxy card or voting instructions, please call (866) 527-4264.

Q:    Where can I find more information?
A:    We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read any reports, statements or other information we file with the SEC on the website maintained by the SEC at www.sec.gov.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this proxy statement other than historical facts may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in those acts. These statements include statements regarding the intent, belief or current expectations of KBS Real Estate Investment Trust III, Inc. and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “could,” “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management.
In order to refinance, restructure or extend our maturing debt obligations, we have been required to reduce the loan commitments and/or make paydowns on certain loans, and we have agreed to satisfy certain conditions that are not in our sole control, including making principal paydowns during the terms of the loans, selling assets and taking identified actions relating to our portfolio. Selling real estate assets in the current market may result in a lower sale price than we would otherwise obtain. We will be adversely affected if we are unable to satisfy the terms and conditions contained in our loan agreements. There is no assurance that we will be able to satisfy the terms and conditions of our existing loan agreements or the terms and conditions of any future extension or refinancing agreements that are entered into. If we are unable to satisfy the terms and conditions contained in our loan agreements, we anticipate we will make efforts to further refinance or restructure certain of our debt instruments or make additional asset sales to pay off the debt, though there can be no certainty that we will be able to complete such refinancing, restructuring or asset sales. As a result of certain upcoming loan maturities and required principal paydowns, the challenging commercial real estate lending environment and the lack of transaction volume in the U.S. office market as well as general market instability, management’s plans may not be considered probable and thus do not alleviate substantial doubt about our ability to continue as a going concern for at least a year from March 14, 2025.
Stockholders may have to hold their shares an indefinite period of time. We are unable to predict when or if we will be in a position to pay distributions to our stockholders. See Part I, Item 1A in our Annual Report on Form 10-K filed with the SEC on March 14, 2025, as updated by our subsequent filings with the SEC, for a discussion of some of the risks and uncertainties, although not all risks and uncertainties, that could cause actual results to differ materially from those presented in our forward-looking statements.

CERTAIN INFORMATION ABOUT MANAGEMENT
The Board of Directors
We operate under the direction of the board of directors. The board of directors oversees our operations and makes all major decisions concerning our business. During 2024, the board of directors held 20 meetings, one of which was a joint meeting with the conflicts committee, acted by unanimous consent on 12 occasions and acted by joint unanimous consent on one occasion with the conflicts committee. During 2024, each director attended at least 75% of the meetings of our board. For biographical information regarding our directors, see “—Executive Officers and Directors.”
There are two committees of the board of directors: the audit committee and the conflicts committee. Information regarding each of these committees is set forth below.
Board Leadership Structure
The board of directors currently is composed of Mr. Schreiber, who indirectly controls our sponsor and our advisor and who is one of our executive officers; Mr. DeLuca, the Chief Executive Officer of our advisor; and three independent directors that meet the independence criteria as specified in our charter. We currently have five seats on our board of directors. Stockholders may not vote for a greater number of persons than the number of nominees named.
Unless otherwise specified, all references to independent directors in this proxy statement refer to compliance with the independent director criteria as specified in our charter, as set forth under “—Director Independence” below. Our charter provides that a majority of the seats on the board of directors will be for independent directors. The board composition and the corporate governance provisions in our charter ensure strong oversight by independent directors. The board of directors’ two committees, the audit committee and the conflicts committee, are composed entirely of independent directors. Although our board of directors has not established a policy on whether the role of Chairman of the Board and Chief Executive Officer should be separated, our board of directors has determined at this time that separating the roles of Chairman of the Board and Chief Executive Officer would be most effective for our leadership and governance given the differences between the two roles. Mr. DeLuca serves as Chairman of the Board, and as Chairman, he is responsible for leading board meetings and meetings of stockholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. Mr. Schreiber, in his role as our Chief Executive Officer, is responsible for general management of the business, financial affairs and day-to-day operations of our company. As our independent directors have strong oversight responsibility, we believe it is beneficial to have a Chairman of the Board whose focus is to lead the board and facilitate communication among directors and management. We do not currently have a policy requiring the appointment of a lead independent director as all of our independent directors are actively involved in board meetings.
The Role of the Board of Directors in our Risk Oversight Process
Our executive officers and our advisor are responsible for the day-to-day management of risks we face, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. No less than quarterly, the entire board of directors reviews information regarding our liquidity, credit, operations, regulatory compliance and compliance with covenants in our material agreements, as well as the risks associated with each. In addition, each year the board of directors reviews significant variances between our current portfolio business plan and our original underwriting analysis and each quarter the directors review significant variances between our current results and our projections from the prior quarter, review all significant changes to our projections for future periods and discuss risks related to our portfolio. The board of directors also is responsible for reviewing our advisor’s cybersecurity policies with management and evaluating the adequacy of the program, compliance and controls with management. Our advisor’s Information Technology Director reports at least annually to our board of directors and to our audit committee as appropriate. Our board of directors also receives prompt and timely information regarding any cybersecurity incident that meets pre-established reporting thresholds, as well as ongoing updates regarding any such risk. The audit committee oversees risk management in the areas of financial reporting and internal controls. The conflicts committee manages risks associated with the independence of the independent directors and potential conflicts of interest involving our advisor and its affiliates. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks as well as through regular reports directly from the executive officers responsible for oversight of particular risks to us.

Director Independence
A majority of our board of directors, Messrs. Gabriel, Milkovich and Sturzenegger, meet the independence criteria as specified in our charter. Our charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with our sponsor, KBS Holdings LLC (“KBS Holdings”), or our advisor, KBS Capital Advisors. A director is deemed to be associated with our sponsor or our advisor if he or she (i) owns an interest in our sponsor, our advisor or any of their affiliates; (ii) is employed by our sponsor, our advisor or any of their affiliates; (iii) is an officer or director of our sponsor, our advisor or any of their affiliates, (iv) performs services, other than as a director, for us; (v) is a director for more than three REITs organized by our sponsor or advised by our advisor; or (vi) has any material business or professional relationship with our sponsor, our advisor or any of their affiliates. A business or professional relationship will be deemed material per se if the annual gross revenue derived by the director from our sponsor, our advisor or any of their affiliates exceeds 5% of (1) the director’s annual gross revenue derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with us, our sponsor, our advisor or any of their affiliates.
In addition, and although our shares are not listed for trading on any national securities exchange, all of our independent directors are “independent” as defined by the New York Stock Exchange. The board of directors has affirmatively determined that Stuart A. Gabriel, Ph.D., Robert Milkovich and Ron D. Sturzenegger each satisfies the New York Stock Exchange independence standards.
The Audit Committee
General
The audit committee’s function is to assist the board of directors in fulfilling its responsibilities by overseeing (i) our accounting and financial reporting processes, (ii) the integrity of our financial statements, (iii) our independent registered public accounting firm’s qualifications, performance and independence, and (iv) the performance of our internal audit function. The audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter. The audit committee charter is available on our website at www.kbsreitiii.com.
The members of the audit committee are Stuart A. Gabriel, Ph.D. (chair), Robert Milkovich and Ron D. Sturzenegger. The board of directors has determined that all of the members of the audit committee are “independent” as defined by the New York Stock Exchange. All of the members of the audit committee have significant financial and/or accounting experience, and the board of directors has determined that all of the members of the audit committee satisfy the SEC’s requirements for an “audit committee financial expert.”
During 2024, the audit committee held five meetings and acted by unanimous consent on one occasion. During 2024, each director who was a member of the audit committee attended at least 75% of the meetings of the audit committee.
Independent Registered Public Accounting Firm
During the year ended December 31, 2024, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other services. Ernst & Young LLP has served as our independent registered public accounting firm since our formation. We expect that Ernst & Young LLP representatives will be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Ernst & Young LLP representatives will be available to respond to appropriate questions posed by stockholders. The audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2025. The audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws.
Pre-Approval Policies
In order to ensure that the provision of such services does not impair the independent registered public accounting firm’s independence, the audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. In determining whether or not to pre-approve services, the audit committee considers whether the service is a permissible service under the rules and regulations promulgated by the SEC. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by our independent registered public accounting firm, provided any such approval is presented to and approved by the full audit committee at its next scheduled meeting.

For the years ended December 31, 2024 and 2023, all services rendered by Ernst & Young LLP were pre-approved in accordance with the policies and procedures described above.
Principal Independent Registered Public Accounting Firm Fees
The audit committee reviewed the audit and non-audit services performed by Ernst & Young LLP, as well as the fees charged by Ernst & Young LLP for such services. In its review of the non-audit service fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young LLP. The aggregate fees billed to us for professional accounting services, including the audit of our annual financial statements by Ernst & Young LLP for the years ended December 31, 2024 and 2023, are set forth in the table below.

	2024	2023
Audit fees	$887,500	$840,000
Audit-related fees	—	—
Tax fees	141,554	156,590
All other fees	7,200	7,200
Total	$1,036,254	$1,003,790

For purposes of the preceding table, Ernst & Young LLP’s professional fees are classified as follows:
(1)Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young LLP in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.
(2)Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews and consultation concerning financial accounting and reporting standards.
(3)Tax fees – These are fees for all professional services performed by professional staff in our independent registered public accounting firm’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the U.S. Internal Revenue Service (the “IRS”) and similar state and local agencies, as well as federal, state and local tax issues related to due diligence.
(4)All other fees – These are fees for any services not included in the above-described categories. These include the cost of our annual subscription to our independent registered public accounting firm’s online accounting, tax and regulatory reference tool.
Report of the Audit Committee
The function of the audit committee is oversight of the financial reporting process on behalf of the board of directors. Management has responsibility for the financial reporting process, including the system of internal control over financial reporting, and for the preparation, presentation and integrity of our financial statements. In addition, our independent registered public accounting firm devotes more time and has access to more information than does the audit committee. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing. Accordingly, in fulfilling their responsibilities, it is recognized that members of the audit committee are not, and do not represent themselves to be, performing the functions of auditors or accountants.

In this context, the audit committee reviewed and discussed the 2024 audited financial statements with management, including a discussion of the quality and acceptability of our financial reporting, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee discussed with Ernst & Young LLP, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles (“GAAP”), the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The audit committee received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the audit committee concerning independence and discussed with Ernst & Young LLP their independence from us. In addition, the audit committee considered whether Ernst & Young LLP’s provision of non-audit services is compatible with Ernst & Young LLP’s independence.
Based on these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

April 23, 2025	The Audit Committee of the Board of Directors: Stuart A. Gabriel, Ph.D.(chair), Robert Milkovich and Ron D. Sturzenegger

The foregoing Report of the Audit Committee shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Exchange Act.
The Conflicts Committee
General
The members of the conflicts committee are Stuart A. Gabriel, Ph.D., Robert Milkovich and Ron D. Sturzenegger (chair), all of whom are independent directors. Our charter empowers the conflicts committee to act on any matter permitted under Maryland law if the matter at issue is such that the exercise of independent judgment by directors who are affiliates of our advisor could reasonably be compromised. Among the duties of the conflicts committee are the following:
•reviewing and reporting on our policies;
•approving transactions with affiliates and reporting on their fairness to us;
•supervising and evaluating the performance and compensation of our advisor;
•reviewing our expenses and determining that they are reasonable and within the limits prescribed by our charter;
•approving borrowings in excess of the total liabilities limit set forth in our charter; and
•discharging the board of directors’ responsibilities relating to compensation.
The primary responsibilities of the conflicts committee are enumerated in our charter. The conflicts committee does not have a separate committee charter.
During 2024, the conflicts committee held seven meetings, one of which was a joint meeting with the board of directors, acted by unanimous consent on two occasions and acted by joint unanimous consent on one occasion with the board of directors. During 2024, each director who was a member of the conflicts committee attended at least 75% of the meetings of the conflicts committee.
Oversight of Executive Compensation
As noted above, the conflicts committee discharges the board of directors’ responsibilities relating to the compensation of our executives. However, we do not have any paid employees and our executive officers do not receive any compensation directly from us. Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, our advisor and/or its affiliates and our executive officers are compensated by these entities, in part, for their services to us or our subsidiaries. See “—Report of the Conflicts Committee—Certain Transactions with Related Persons” below for a discussion of the fees paid to our advisor and its affiliates, including information regarding future payments by our advisor to its employees under our advisor’s employee retention program that are reimbursed by us from the Bonus Retention Fund (defined below).

Report of the Conflicts Committee
Review of Our Policies
The conflicts committee has reviewed our policies and determined that they are in the best interest of our common stockholders and other stakeholders. Set forth below is a discussion of the basis for that determination.
Offering Policy. On March 15, 2024, we terminated our dividend reinvestment plan. We did not sell any securities or incur any offering expenses during the year ended December 31, 2024.
As discussed under “—Borrowing Policies” below, we may continue to evaluate raising capital through the issuance of new equity or debt to the extent we see improvement in the capital markets.
Portfolio Management and Disposition Policies. As of April 23, 2025, we owned 13 office properties, one mixed-use office/retail property and an investment in the equity securities of Prime US REIT (SGX-ST Ticker: OXMU), a Singapore real estate investment trust (the “SREIT”).
We have acquired and manage a diverse portfolio of core real estate properties. Our primary investment focus was core office properties located throughout the United States, though we have invested in other types of properties and real estate-related investments.
When making an acquisition, we emphasized the performance and risk characteristics of that investment, how that investment would fit with our portfolio-level performance objectives, the other assets in our portfolio and how the returns and risks of that investment compared to the returns and risks of available investment alternatives.
We generally hold fee title to or a long-term leasehold estate in the properties we have acquired. We have also made investments through joint ventures.
Our advisor develops a well-defined exit strategy for each investment we make and periodically performs a hold-sell analysis on each asset. These periodic analyses focus on the remaining available value enhancement opportunities for the asset, the demand for the asset in the marketplace, market conditions and our overall portfolio objectives to determine if the sale of the asset, whether via an individual sale or as part of a portfolio sale or merger, would maximize value for our common stockholders and other stakeholders. Economic and market conditions may influence us to hold our assets for different periods of time. We may sell an asset before the end of the expected holding period if we believe that market conditions and asset positioning have maximized its value to us, if it is required to meet maturing debt obligations or loan paydowns, or if the sale of the asset would otherwise be in the best interests of our common stockholders and other stakeholders.
We sold two office properties during the year ended December 31, 2024. Additionally, on December 29, 2023, we entered a deed-in-lieu of foreclosure transaction with the 201 Spear Street mortgage lender. On January 9, 2024, the mortgage lender transferred title to the 201 Spear Street property to a third-party buyer of the mortgage loan.
As discussed under “—Borrowing Policies” below, our loan agreements require us to sell two properties in 2025, two properties in 2026 and up to four properties in 2027. Selling real estate assets in the current market may result in a lower sale price than we would otherwise obtain.
The ongoing challenges affecting the U.S. commercial real estate industry, especially as it pertains to commercial office buildings, continues to be one of the most significant risks and uncertainties we face. The combination of elevated interest rates and persistent inflation (or the perception that any of these events may continue), as well as a low level of lending activity in the debt markets, have contributed to continued weakness in the commercial real estate markets. The usage and leasing activity of our assets in several markets remains lower than pre-pandemic levels. Upcoming and recent tenant lease expirations and leasing challenges in certain markets amidst the aforementioned headwinds coupled with slower than expected return-to-office, most notably in the greater San Francisco Bay Area where we own several assets, have had direct and material impacts to property appraisal values used by our lenders and have impacted our ability to access certain credit facilities and our ongoing cash flow. See “—Borrowing Policies.”
Section 5.11 of our charter requires that we seek stockholder approval of our liquidation if our shares of common stock are not listed on a national securities exchange by September 30, 2020, unless a majority of the conflicts committee of our board of directors, composed solely of all of our independent directors, determines that liquidation is not then in the best interest of our stockholders. Pursuant to our charter requirement, the conflicts committee considered the ongoing challenges affecting the U.S. commercial real estate industry, especially as it pertains to commercial office properties, the challenging interest rate environment and lack of activity in the debt markets, the limited availability in the debt markets for commercial real estate transactions in the office sector, and the lack of transaction volume in the U.S. office market for assets similar in size to those of ours, and on August 12, 2024, our conflicts committee unanimously determined to postpone approval of our liquidation. Section 5.11 of our charter requires that the conflicts committee revisit the issue of liquidation at least annually.

Our primary objective is to maximize the long-term value of our company for all of our common stockholders and other stakeholders. To that end, our current goals and objectives are to effectively manage our loan maturity and loan paydown schedule, efficiently manage our real estate portfolio through the economic downturn in order to maximize the long-term portfolio value, and monitor the office market and properties in the portfolio for beneficial sale opportunities in order to maximize value and further enhance liquidity.
Borrowing Policies. We financed our real estate acquisitions to date with a combination of the proceeds received from our now-terminated initial public offering and debt. We may use proceeds from borrowings to maintain liquidity and to fund property improvements, repairs and tenant build-outs to properties and for other capital needs; to refinance existing indebtedness; and to provide working capital. We have also funded distributions to stockholders and redemptions of common stock with borrowings. Our investment strategy is to utilize primarily secured debt to finance our investment portfolio, though from time to time we also use unsecured debt.
Since February 2024, we have refinanced, restructured or extended $1.3 billion of maturing debt obligations. As of April 23, 2025, we had debt obligations in the aggregate principal amount of $1.5 billion, with a weighted-average remaining term of 1.4 years.
In order to refinance, restructure or extend our maturing debt obligations, we have been required to reduce the loan commitments and/or make paydowns on certain loans, and we have agreed to satisfy certain conditions that are not in our sole control, including making principal paydowns during the terms of the loans, selling assets and taking identified actions relating to our portfolio. As of April 23, 2025, we have $468.2 million of loan maturities and required principal paydowns during the next 12 months and $673.4 million of loan maturities and required principal paydowns from April 23, 2026 through December 31, 2026. Our loan agreements require us to sell two properties in 2025, two properties in 2026 and up to four properties in 2027. Selling real estate assets in the current market may result in a lower sale price than we would otherwise obtain. We may continue to evaluate raising capital through the issuance of new equity or debt to the extent we see improvement in the capital markets. We may also defer noncontractual expenditures to manage our liquidity needs.
As a result of certain upcoming loan maturities and required principal paydowns, the challenging commercial real estate lending environment and the lack of transaction volume in the U.S. office market as well as general market instability, management’s plans may not be considered probable and thus do not alleviate substantial doubt about our ability to continue as a going concern for at least a year from March 14, 2025. For more information, see our Annual Report on Form 10-K filed with the SEC on March 14, 2025, as updated by our subsequent filings with the SEC.
We expect that our debt financing and other liabilities will be between 45% and 65% of the cost of our tangible assets (before deducting depreciation and other non-cash reserves). There is no limitation on the amount we may borrow for the purchase of any single asset. We limit our total liabilities to 75% of the cost of our tangible assets (before deducting depreciation and other non-cash reserves) meaning that our borrowings and other liabilities may exceed our maximum target leverage of 65% of the cost of our tangible assets without violating these borrowing restrictions. We may exceed the 75% limit only if a majority of the conflicts committee approves each borrowing in excess of this limitation and we disclose such borrowings to our stockholders in our next quarterly report with an explanation from the conflicts committee of the justification for the excess borrowing. To the extent financing in excess of this limit is available on attractive terms, the conflicts committee may approve debt in excess of this limit. From time to time, our total liabilities could also be below 45% of the cost of our tangible assets due to the lack of availability of debt financing. As of December 31, 2024, our borrowings and other liabilities were approximately 56% of the cost (before deducting depreciation and other noncash reserves) and 58% of the book value (before deducting depreciation) of our tangible assets, respectively. This leverage limitation is based on cost and not fair value and our leverage may exceed 75% of the fair value of our tangible assets.
Policy Regarding Distributions and Redemptions. Due to certain restrictions and covenants included in our loan agreements as a result of refinancing certain of our debt facilities, we do not expect to pay any dividends or distributions or redeem any shares of common stock until certain loans are repaid or refinanced. One of the loans with these restrictions has a current maturity of January 2027 but may be extended subject to the terms and conditions of the loan agreement. We terminated our share redemption program on March 15, 2024. We are unable to predict when or if we will be in a position to pay distributions to or provide liquidity to our stockholders. If and when we pay distributions, we will likely fund distributions from the sale of assets.

Policy Regarding Working Capital Reserves. We establish an annual budget for capital requirements and working capital reserves that we update periodically during the year. As of April 23, 2025, six of our debt facilities (representing $1.3 billion of our outstanding debt that are secured by 13 of our properties) are subject to cash sweep arrangements, whereby each month the excess cash flow from the properties securing the loan is deposited into a cash management account held for the benefit of our lenders. In certain cases, we may request disbursements from the cash management accounts to fund capital or operating shortfalls at the underlying assets. However, such cash management accounts place limits on our access to cash flows from these properties and restrict our operating flexibility.
Policies Regarding Operating Expenses. Under our charter, we are required to limit our total operating expenses to the greater of 2% of our average invested assets or 25% of our net income for the four most recently completed fiscal quarters, as these terms are defined in our charter, unless the conflicts committee has determined that such excess expenses were justified based on unusual and non-recurring factors. Operating expenses for the four fiscal quarters ended December 31, 2024 did not exceed the charter-imposed limitation. For the four consecutive quarters ended December 31, 2024, total operating expenses represented approximately 1.3% and 191.9% of our average invested assets and our net income, respectively.
Allocation Policy. Although we currently do not intend to acquire additional real estate investments, in connection with the Singapore Transaction (defined under “– Certain Transactions with Related Persons – Singapore Transaction”), our board of directors and conflicts committee adopted an asset allocation process (the “Allocation Process”) proposed by our advisor and KBS Realty Advisors LLC (“KBS Realty Advisors”). The Allocation Process is currently among us and the SREIT. The Allocation Process provides that, in order to mitigate potential conflicts of interest that may arise between the SREIT and us, upon the listing of the SREIT on the SGX-ST on July 19, 2019, potential asset acquisitions that meet all of the following criteria would be offered first to the SREIT:
•Class A office building;
•Purchase price of at least $125.0 million;
•Average occupancy of at least 90% for the first two years based on contractual in-place leases; and
•Stabilized property investment yield that is generally supportive of the distributions per unit of the SREIT.
To the extent the SREIT does not have the funds to acquire the asset or to the extent the external manager of the SREIT decides to forego the acquisition opportunity, such asset may then be offered to us at the discretion of our advisor.
Policy Regarding Transactions with Related Persons
Our charter requires the conflicts committee to review and approve all transactions between us and our advisor, any of our officers or directors or any of their affiliates. Prior to entering into a transaction with a related party, a majority of the conflicts committee must conclude that the transaction is fair and reasonable to us. In addition, our Code of Conduct and Ethics lists examples of types of transactions with related parties that would create prohibited conflicts of interest and requires our officers and directors to be conscientious of actual and potential conflicts of interest with respect to our interests and to seek to avoid such conflicts or handle such conflicts in an ethical manner at all times consistent with applicable law. Our executive officers and directors are required to report potential and actual conflicts to the Compliance Officer, currently our advisor’s Director of Internal Audit, via the Ethics Hotline or directly to the audit committee chair, as appropriate.
Certain Transactions with Related Persons
The conflicts committee has reviewed the material transactions between our affiliates and us since the beginning of 2024 as well as any such currently proposed material transactions. Set forth below is a description of such transactions and the conflicts committee’s report on their fairness.
We have entered into agreements with certain affiliates pursuant to which they provide services to us. All of our executive officers and our affiliated directors are also officers, directors, managers, or key professionals of and/or holders of a direct or indirect controlling interest in our advisor, KBS Capital Markets Group LLC, the entity that acted as the dealer manager for our public offering (“KBS Capital Markets Group”), and other affiliated KBS entities. Charles J. Schreiber, Jr. is our Chief Executive Officer, our President and an affiliated director. Our advisor and KBS Capital Markets Group are owned and controlled by KBS Holdings, our sponsor. Charles J. Schreiber, Jr. indirectly controls our sponsor and our advisor.

Our Relationship with KBS Capital Advisors. Since our inception, our advisor has provided day-to-day management of our business. Among the services that are provided or have been provided by our advisor under the terms of the advisory agreement are the following:
•finding, presenting and recommending to us investment opportunities consistent with our investment policies and objectives;
•structuring the terms and conditions of our investments, sales and joint ventures;
•acquiring properties and other investments on our behalf in compliance with our investment objectives and policies;
•sourcing and structuring our loan originations and acquisitions;
•arranging for financing and refinancing of our investments;
•entering into leases and service contracts for our properties;
•supervising and evaluating each property manager’s performance;
•reviewing and analyzing the properties’ operating and capital budgets;
•assisting us in obtaining insurance;
•generating an annual budget for us;
•reviewing and analyzing financial information for each of our assets and our overall portfolio;
•formulating and overseeing the implementation of strategies for the administration, promotion, management, operation, maintenance, improvement, financing and refinancing, marketing, leasing and disposition of our investments;
•performing investor-relations services;
•maintaining our accounting and other records and assisting us in filing all reports required to be filed with the SEC, the IRS and other regulatory agencies;
•engaging in and supervising the performance of our agents, including our registrar and transfer agent; and
•performing any other services reasonably requested by us.
Our advisor is subject to the supervision of the board of directors and only has such authority as we may delegate to it as our agent. The advisory agreement has a term expiring September 27, 2025, subject to an unlimited number of successive one-year renewals upon the mutual consent of the parties. From January 1, 2024 through the most recent date practicable, which was February 28, 2025, we compensated our advisor as set forth below.
For asset management services, we pay our advisor a monthly fee. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid or allocated to acquire the investment, plus the cost of any subsequent development, construction or improvements to the property. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto (but excludes acquisition fees paid to our advisor). In the case of investments made through joint ventures, the asset management fee is determined based on our proportionate share of the underlying investment (but excluding acquisition fees paid to our advisor). With respect to investments in loans and any investments other than real property, the asset management fee is a monthly fee calculated, each month, as one-twelfth of 0.75% of the lesser of (i) the amount actually paid or allocated to acquire or fund the loan or other investment (which amount includes any portion of the investment that was debt financed and is inclusive of acquisition or origination expenses related thereto, but is exclusive of acquisition or origination fees paid to our advisor) and (ii) the outstanding principal amount of such loan or other investment, plus the acquisition or origination expenses related to the acquisition or funding of such investment (excluding acquisition or origination fees paid to our advisor), as of the time of calculation. We currently do not pay any asset management fees in connection with our investment in the equity securities of the SREIT.

On November 22, 2024, our advisor entered into a Management Fee and Disposition Fee Subordination Agreement (the “Subordination Agreement”) in favor of U.S. Bank National Association (the “Credit Facility Agent”) as agent for the lenders under the credit facility that was entered on July 30, 2021 (as subsequently modified and amended, the “Credit Facility”) among KBS REIT Properties III, LLC, our indirect wholly owned subsidiary (“REIT Properties III”), the Credit Facility Agent and the lenders party thereto (the “Credit Facility Lenders”). Pursuant to the Subordination Agreement, our advisor agreed that payment of certain asset management fees owed by us to our advisor pursuant to the advisory agreement will be subordinate to the obligations of REIT Properties III to the Credit Facility Lenders under the Credit Agreement (such obligations, the “Senior Debt”). Specifically, payment of asset management fees to our advisor associated with five of our real estate properties (Carillon, 515 Congress, Gateway Tech Center, 201 17th Street and Accenture Tower) is subordinated to the Senior Debt until the Senior Debt is paid in full, provided that we may pay our advisor 90% of the asset management fees associated with these five properties so long as an “Event of Default” under the Credit Facility is not in existence or would not result from such payment. For the avoidance of doubt, the remaining 10% of the asset management fees associated with these properties is subordinated and deferred until the Senior Debt is paid in full. For information on the Credit Facility, see Note 8, “Notes Payable – Recent Financing Transactions – Modifications of Credit Facility” to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on March 14, 2025.
In connection with the Accenture Tower Fourth Modification Agreement, on December 20, 2024, we and our advisor entered into an amendment to the advisory agreement to defer 10% of the asset management fees associated with Accenture Tower until the Accenture Tower Loan is paid in full; provided, that upon the occurrence and during the continuance of a restricted payment event under the loan agreement, all asset management fees with respect to Accenture Tower will be deferred and during the restricted payment event, such deferred fees may only be paid to our advisor with the consent of the required lenders. For information on the Accenture Tower Fourth Modification Agreement, see Note 8, “Notes Payable – Recent Financing Transactions – Accenture Tower Loan” to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on March 14, 2025.
Further, in connection with the Eighth Modification Agreement to the Amended and Restated Portfolio Loan Facility, on February 6, 2025, we and our advisor entered into an amendment to the advisory agreement to defer 10% of the asset management fees associated with 60 South Sixth, Sterling Plaza, Towers at Emeryville, Ten Almaden and Town Center until the obligations under the Amended and Restated Portfolio Loan Facility are paid in full, or the requirements to pay such deferred fees are met during the extension period of the loan; provided that no asset management fees with respect to 60 South Sixth, Sterling Plaza, Towers at Emeryville, Ten Almaden and Town Center may be paid during the occurrence and continuance of a default or potential default under the Amended and Restated Portfolio Loan Facility for which we have received notice that has not been waived or cured. For information on the Eighth Modification Agreement, see Note 14, “Subsequent Events – Eighth Modification of the Amended and Restated Portfolio Loan Facility” to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on March 14, 2025.
Notwithstanding the foregoing, on November 8, 2022, we and our advisor amended the advisory agreement and commencing with asset management fees accruing from October 1, 2022, we paid $1.15 million of the monthly asset management fee to our advisor in cash and we deposited the remainder of the monthly asset management fee into an interest bearing account in our name, which amounts will be paid to our advisor from such account solely as reimbursement for payments made by our advisor pursuant to our advisor’s employee retention program (such account, the “Bonus Retention Fund”). This Bonus Retention Fund was established in order to incentivize and retain key employees of our advisor. The Bonus Retention Fund was fully funded in December 2023, when we had deposited $8.5 million in cash into such account. Following such time and except as described herein, the monthly asset management fee became fully payable in cash to our advisor. Our advisor has acknowledged and agreed that payments by our advisor to employees under our advisor’s employee retention program that are reimbursed by us from the Bonus Retention Fund will be conditioned on (a) our liquidation and dissolution; (b) a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of us in which (i) we are not the surviving entity and (ii) our advisor is no longer serving as an advisor or asset manager to the surviving entity in such transaction; (c) the sale or other disposition of all or substantially all of our assets; (d) the non-renewal or termination of the advisory agreement without cause; or (e) the termination of the employee without cause. To the extent the Bonus Retention Fund is not fully paid out to employees as set forth above, the advisory agreement provides that the residual amount will be deemed additional Deferred Asset Management Fees (defined below) and be treated in accordance with the provisions for payment of Deferred Asset Management Fees. Two of our executive officers, Mr. Waldvogel and Ms. Yamane, and one of our directors, Mr. DeLuca, participate in our advisor’s employee retention program, and our advisor has allocated awards of $725,000, $325,000, and $1,000,000 to Mr. Waldvogel, Ms. Yamane and Mr. DeLuca, respectively, from the Bonus Retention Fund, which awards would only be paid as set forth above. We have not made any payments to our advisor from the Bonus Retention Fund as of February 28, 2025.

Prior to amending the advisory agreement in November 2022, the prior advisory agreement had provided that with respect to asset management fees accruing from March 1, 2014, our advisor would defer, without interest, our obligation to pay asset management fees for any month in which our modified funds from operations (“MFFO”) for such month, as such term is defined in the practice guideline issued by the Institute for Portfolio Alternatives (“IPA”) in November 2010 and interpreted by us, excluding asset management fees, did not exceed the amount of distributions declared by us for record dates of that month. We remained obligated to pay our advisor an asset management fee in any month in which our MFFO, excluding asset management fees, for such month exceeded the amount of distributions declared for the record dates of that month (such excess amount, an “MFFO Surplus”); however, any amount of such asset management fee in excess of the MFFO Surplus was deferred under the prior advisory agreement. If the MFFO Surplus for any month exceeded the amount of the asset management fee payable for such month, any remaining MFFO Surplus was applied to pay any asset management fee amounts previously deferred in accordance with the prior advisory agreement.
Pursuant to the current advisory agreement, asset management fees accruing from October 1, 2022 are no longer subject to the deferral provision described above. Asset management fees that remained deferred as of September 30, 2022 are “Deferred Asset Management Fees.” As of September 30, 2022, Deferred Asset Management Fees totaled $8.5 million. The advisory agreement also provides that we remain obligated to pay our advisor outstanding Deferred Asset Management Fees in any month to the extent that MFFO for such month exceeds the amount of distributions declared for the record dates of that month (such excess amount, a “RMFFO Surplus”); provided however, that any amount of outstanding Deferred Asset Management Fees in excess of the RMFFO Surplus will continue to be deferred. We have not made any payments to our advisor related to the Deferred Asset Management Fees for the period from October 1, 2022 to February 28, 2025.
Consistent with the prior advisory agreement, the current advisory agreement provides that notwithstanding the foregoing, any and all Deferred Asset Management Fees that are unpaid will become immediately due and payable at such time as our stockholders have received, together as a collective group, aggregate distributions (including distributions that may constitute a return of capital for federal income tax purposes) sufficient to provide (i) an 8.0% per year cumulative, noncompounded return on such net invested capital (the “Stockholders’ 8% Return”) and (ii) a return of their net invested capital, or the amount calculated by multiplying the total number of shares purchased by stockholders by the issue price, reduced by any amounts to repurchase shares pursuant to our share redemption program. The Stockholders’ 8% Return is not based on the return provided to any individual stockholder. Accordingly, it is not necessary for each of our stockholders to have received any minimum return in order for our advisor to receive Deferred Asset Management Fees.
In addition, the current advisory agreement provides that any and all Deferred Asset Management Fees that are unpaid will also be immediately due and payable upon the earlier of:
(i)     a listing of our shares of common stock on a national securities exchange;
(ii)    our liquidation and dissolution;
(iii)    a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of us in which (y) we are not the surviving entity and (z) our advisor is no longer serving as an advisor or asset manager to the surviving entity in such transaction; and
(iv)    the sale or other disposition of all or substantially all of our assets.
The advisory agreement may be terminated (i) upon 60 days written notice without cause or penalty by either us (acting through the conflicts committee) or our advisor or (ii) immediately by us for cause or upon the bankruptcy of our advisor. If the advisory agreement is terminated without cause, then our advisor will be entitled to receive from us any residual amount of the Bonus Retention Fund deemed to be additional Deferred Asset Management Fees, provided that upon such non-renewal or termination we do not retain an advisor in which our advisor or its affiliates have a majority interest. Upon termination of the advisory agreement, all unpaid Deferred Asset Management Fees will automatically be forfeited by our advisor, and if the advisory agreement is terminated for cause, any residual amount of the Bonus Retention Fund deemed to be additional Deferred Asset Management Fees will also automatically be forfeited by our advisor.
From January 1, 2024 through February 28, 2025, we incurred $22.6 million in asset management fees. From January 1, 2024 through February 28, 2025, we paid $21.0 million in asset management fees, none of which related to asset management fees incurred in prior periods. As of February 28, 2025, we had accrued $18.6 million of asset management fees, including $8.5 million of Deferred Asset Management Fees, $8.5 million of asset management fees that were restricted for payment pursuant to the advisory agreement related to the Bonus Retention Fund, $0.3 million of asset management fees that were deferred in connection with agreements related to the refinancing of our debt obligations and $1.3 million of asset management fees are payable as of February 28, 2025.

Under the advisory agreement, our advisor has the right to seek reimbursement from us for all costs and expenses it incurs in connection with the provision of services to us, including our allocable share of our advisor’s overhead, such as rent, employee costs, utilities, accounting software costs and cybersecurity costs. With respect to employee costs, and other than future payments pursuant to the Bonus Retention Fund, at this time our advisor only expects to seek reimbursement for our allocable portion of the salaries, benefits and overhead of internal audit department personnel providing services to us. We currently do not reimburse our advisor for employee costs in connection with services for which our advisor earns acquisition or origination fees or disposition fees (other than reimbursement of travel and communication expenses), and other than future payments pursuant to the Bonus Retention Fund, we do not reimburse our advisor for the salaries and benefits our advisor or its affiliates may pay to our executive officers or our directors that are affiliated with our advisor.
From January 1, 2024 through February 28, 2025, we reimbursed our advisor for $0.4 million of operating expenses (of which $0.3 million was payable as of February 28, 2025), including $0.1 million of our allocable portion of the salaries, benefits and overhead of internal audit department personnel providing services to us. We also reimburse our advisor for certain of our direct costs incurred from third parties that were initially paid by our advisor on our behalf.
For substantial assistance in connection with the sale of properties or other investments, we pay our advisor or one of its affiliates 1.0% of the contract sales price of each property or other investment sold; provided, however, that if, in connection with such disposition, commissions are paid to third parties unaffiliated with our advisor or one of its affiliates, the fee paid to our advisor or one of its affiliates may not exceed the commissions paid to such unaffiliated third parties, and provided further that the aggregate disposition fees paid to our advisor or one of its affiliates and unaffiliated third parties may not exceed 6.0% of the contract sales price. We will not pay a disposition fee upon the maturity, prepayment or workout of a loan or other debt-related investment, provided that if we take ownership of a property as a result of a workout or foreclosure of a loan, we will pay a disposition fee upon the sale of such property. No disposition fees will be paid with respect to any sales of our investment in units of the SREIT.
Notwithstanding the foregoing, our advisor has agreed to reduce and defer certain disposition fees. On October 11, 2024, in connection with an amendment to the Amended and Restated Portfolio Loan Facility, we and our advisor amended the advisory agreement to reduce the disposition fee payable in connection with the sale of Preston Commons to $0.5 million and to defer payment of the disposition fee to December 1, 2025. For information on the Amended and Restated Portfolio Loan Facility and the related Eighth Modification Agreement, see Note 8, “Notes Payable – Recent Financing Transactions – Amended and Restated Portfolio Loan Facility” and Note 14, “Subsequent Events – Eighth Modification of the Amended and Restated Portfolio Loan Facility” to our consolidated financial statements in our Annual Report on Form 10-K filed with the SEC on March 14, 2025.
Additionally, pursuant to the Subordination Agreement, with respect to the disposition fees associated with the sale of Carillon, 515 Congress, Gateway Tech Center, 201 17th Street and Accenture Tower, our advisor agreed that the disposition fees will be reduced to not more than 0.65% of the contract sales price of each property and that payment of such disposition fees to our advisor is subordinated to the Senior Debt until the Senior Debt is paid in full. Such deferred disposition fees will be set aside and deposited to an interest bearing account under the control of the Credit Facility Agent.
In connection with the Eighth Modification Agreement, on February 6, 2025, we and our advisor entered into an amendment to the advisory agreement to reduce the disposition fees associated with the sales of 60 South Sixth, Sterling Plaza, Towers at Emeryville, Ten Almaden, Town Center, Accenture Tower and The Almaden to 0.65% of the contract sales price of each property, in each case subject to the further limitations contained in the advisory agreement and our charter.
From January 1, 2024 through February 28, 2025, we incurred $0.9 million of disposition fees, of which $0.5 million were deferred in connection with agreements related to the refinancing of our debt obligations.
In connection with our initial public offering, Messrs. Peter M. Bren, Schreiber, Keith D. Hall and Peter McMillan III agreed to provide additional indemnification to one of the participating broker-dealers. We agreed to add supplemental coverage to our directors’ and officers’ insurance coverage to insure the obligations of Messrs. Bren, Hall, McMillan and Schreiber under this indemnification agreement in exchange for reimbursement to us by Messrs. Bren, Hall, McMillan and Schreiber for all costs, expenses and premiums related to this supplemental coverage, which does not dilute the directors and officers liability insurance coverage for the KBS entities. From January 1, 2024 through February 28, 2025, our advisor had incurred $0.1 million for the costs of the supplemental coverage obtained by us, all of which had been paid to the insurer or reimbursed to us as of February 28, 2025.
The conflicts committee considers our relationship with our advisor, our sponsor and their affiliates during 2024 to be fair. The conflicts committee believes that the amounts payable to our advisor under the advisory agreement are similar to those paid by other publicly offered, unlisted, externally advised REITs and that this compensation is necessary in order for our advisor to provide the desired level of services to us and our stockholders.

Our Relationship with KBS Capital Markets Group. We entered into a fee reimbursement agreement with KBS Capital Markets Group pursuant to which we agreed to reimburse KBS Capital Markets Group for certain fees and expenses it incurs for administering our participation in the Depository Trust Clearing Corporation (“DTCC”) Alternative Investment Product Platform with respect to certain accounts of our stockholders serviced through the platform. From January 1, 2024 through February 28, 2025, we incurred $36,000 of costs and expenses related to this agreement, of which $8,000 was payable as of February 28, 2025.
The conflicts committee believes that this arrangement with KBS Capital Markets Group is fair. We believe that the reimbursements paid to KBS Capital Markets Group allowed us to provide necessary services to certain accounts of our stockholders serviced through the platform.
Our Relationship with other KBS-Affiliated Entities. On May 29, 2015, our indirect wholly owned subsidiary that owns 3003 Washington Boulevard (the “Lessor”) entered into a lease with an affiliate of our advisor (the “Lessee”) for 5,046 rentable square feet, or approximately 2.4% of the total rentable square feet, at 3003 Washington Boulevard. The lease commenced on October 1, 2015 and was amended on March 14, 2019 (the “Amended Lease”) to extend the lease period commencing on September 1, 2019 and terminating on August 31, 2024 and set the annual base rent during the extension period. The annualized base rent from the commencement of the Amended Lease was approximately $0.3 million, and the average annual rental rate (net of rental abatements) over the term of the Amended Lease through its termination was $62.55 per square foot. On August 12, 2024, the Lessor entered into a Second Amendment to Deed of Office Lease (the “Second Amended Lease”) with the Lessee to extend the lease period commencing on September 1, 2024 and expiring on November 30, 2029, unless terminated earlier in accordance with certain terms and conditions contained therein, and set the annual base rent during the extension period. The annualized base rent for the Second Amended Lease is approximately $0.3 million, and the average annual rental rate (net of rental abatements) over the term of the Second Amended Lease is $53.75 per square foot. From January 1, 2024 through February 28, 2025, we recognized $0.4 million of rental income related to the Amended Lease and the Second Amended Lease. Prior to their approval of the lease and each amendment, our conflicts committee and board of directors determined the lease and each amendment were fair and reasonable to us.
Insurance Program. As of January 1, 2024, we, together with KBS Capital Markets Group, our advisor and other KBS-affiliated entities, had entered into an errors and omissions and directors and officers liability insurance program where the lower tiers of such insurance coverage were shared. The cost of these lower tiers is allocated by our advisor and its insurance broker among each of the various entities covered by the program and is billed directly to each entity. In June 2024, we renewed our participation in the program. The program is effective through June 30, 2025. The conflicts committee believes the insurance program with our affiliates is fair.
Singapore Transaction. On July 18, 2019, we sold 11 of our properties (the “Singapore Portfolio”) to various subsidiaries of the SREIT, a Singapore real estate investment trust that listed on the Singapore Exchange Securities Trading Limited (the “SGX-ST”) (SGX-ST Ticker: OXMU) on July 19, 2019, and on July 19, 2019, we, through our indirect wholly owned subsidiary, REIT Properties III, acquired 307,953,999 units in the SREIT at a price of $0.88 per unit representing a 33.3% ownership interest in the SREIT (together, the “Singapore Transaction”). On August 21, 2019, REIT Properties III sold 18,392,100 of its units in the SREIT for $16.2 million pursuant to an over-allotment option granted to the underwriters of the SREIT’s offering. On November 9, 2021, REIT Properties III sold 73,720,000 units in the SREIT for $58.9 million, net of fees and costs, pursuant to a block trade. On March 28, 2024, the SREIT issued an additional unit for every 10 existing units held by its unitholders as of March 4, 2024, increasing REIT Properties III’s investment in the units of the SREIT to 237,426,088 units. As of February 28, 2025, REIT Properties III held 237,426,088 units of the SREIT, which represented 18.2% of the outstanding units of the SREIT as of that date. As of April 23, 2025, the aggregate value of our investment in the units of the SREIT was $31.8 million, which was based solely on the closing price of the units on the SGX-ST of $0.134 per unit as of April 23, 2025 and did not take into account any potential discount for the holding period risk due to the quantity of units we hold.
The SREIT is affiliated with Charles J. Schreiber, Jr., one of our directors and executive officers. The SREIT is externally managed by an entity (the “Manager”) in which Charles J. Schreiber, Jr. currently holds an indirect ownership interest. Mr. Schreiber is also a former director of the Manager. The SREIT pays the Manager an annual base fee of 10% of annual distributable income and an annual performance fee of 25% of the increase in distributions per unit of the SREIT from the preceding year. For acquisitions other than the Singapore Portfolio, the SREIT pays the Manager an acquisition fee of 1% of the acquisition price. The SREIT will also pay the Manager a divestment fee of 0.5% of the sale price of any real estate sold and a development management fee of 3% of the total project costs incurred for development projects. A portion of the fees paid to the Manager are paid to KBS Realty Advisors, an entity controlled by Mr. Schreiber, for sub-advisory services.

The Schreiber Trust, a trust whose beneficiaries are Charles J. Schreiber, Jr. and his family members, and the Linda Bren 2017 Trust also acquired units in the SREIT. The Schreiber Trust agreed it will not sell any portion of its units in the SREIT unless it has received the consent of our conflicts committee. The Linda Bren 2017 Trust has agreed it will not sell $5.0 million of its investment in the SREIT unless it has received the consent of our conflicts committee.
Also in connection with the Singapore Transaction, our board of directors and conflicts committee adopted the Allocation Process. See above, “—Review of Our Policies – Allocation Policy.”
The conflicts committee reviewed and approved the fairness of the Singapore Transaction and the conflicts committee believes that the Allocation Process is fair.
No Other Transactions. From January 1, 2024 through February 28, 2025, no other transactions occurred between us and KBS Growth & Income REIT, Inc. (“KBS Growth & Income REIT”) (liquidated August 2024), KBS Capital Markets Group, our advisor or other KBS-affiliated entities.
Currently Proposed Transactions. There are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described above.
Conflicts Committee Determination
The conflicts committee has examined the fairness of the transactions described above, and has determined that all such transactions are fair and reasonable to us. The conflicts committee has also determined that the policies set forth in this Report of the Conflicts Committee are in the best interests of our common stockholders and other stakeholders because they provide us with the highest likelihood of achieving our investment objectives.

April 23, 2025	The Conflicts Committee of the Board of Directors: Stuart A. Gabriel, Ph.D., Robert Milkovich and Ron D. Sturzenegger (chair)

Nomination of Directors
General
We do not have a standing nominating committee. Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the conflicts committee is responsible for selecting and nominating replacements for vacancies among our independent director positions. Unless filled by a vote of our stockholders as permitted by the Maryland General Corporation Law, a vacancy that results from the removal of a director will be filled by a vote of a majority of the remaining directors. Any vacancy on the board of directors for any other cause will be filled by a vote of a majority of the remaining directors, even if such majority vote is less than a quorum. The board of directors believes that the primary reason for creating a standing nominating committee is to ensure that candidates for independent director positions can be evaluated under a process free from conflicts of interest with us. Because nominations for vacancies in independent director positions are handled by a committee composed only of independent directors, the board of directors has determined that the creation of a standing nominating committee is not necessary. We do not have a charter that governs the director nomination process.
Board Membership Criteria
With respect to filling vacancies for independent director positions, the conflicts committee reviews the appropriate experience, skills and characteristics required of directors in the context of the then-current membership of the board of directors. The full board of directors annually conducts a similar review with respect to all director nominations. This assessment includes, in the context of the perceived needs of the board of directors at that time, issues of knowledge, experience, judgment and skills, such as an understanding of the real estate and real estate finance industries or accounting or financial management expertise. The board of directors seeks to nominate directors with diverse backgrounds, experiences and skill sets that complement each other so as to maximize the collective knowledge, experience, judgment and skills of the entire board of directors. The board of directors assesses its effectiveness in achieving this goal annually, in part, by reviewing the diversity of the skill sets of the directors and determining whether there are any deficiencies in the board of directors’ collective skill set that should be addressed in the nominating process. The board of directors made such an assessment in connection with director nominations for the annual meeting of stockholders and determined that the composition of the current board of directors satisfies its diversity objectives.

Other considerations in director nominations include the candidate’s independence from conflict with us and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of time in preparation for those meetings. It also is expected that independent directors nominated by the conflicts committee will be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and who are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director who is not an independent director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire, manage and dispose of the types of assets we acquire and manage.
Selection of Directors
Unless otherwise provided by Maryland law, the board of directors is responsible for selecting its own nominees and recommending them for election by our stockholders, provided that the conflicts committee must nominate replacements for any vacancies among the independent director positions. All director nominees stand for election by our stockholders annually.
In nominating candidates for the board of directors, the board of directors (or the conflicts committee, as appropriate) solicits candidate recommendations from its own members and the management of KBS Capital Advisors. The board of directors and the conflicts committee may also engage the services of a search firm to assist in identifying potential director nominees.
The board of directors and the conflicts committee will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered for nomination, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, the board of directors (or the conflicts committee, as appropriate) will consider each candidate without regard to the source of the recommendation and take into account those factors that they determine are relevant. Stockholders may directly nominate potential directors (without the recommendation of the board of directors or conflicts committee) by satisfying the procedural requirements for such nomination as provided in Article II, Section 2.12 of our bylaws. In addition to satisfying the advance notice requirements under our bylaws, to comply with the universal proxy rules, the notice given by any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19 under the Exchange Act. Any stockholder may request a copy of our bylaws free of charge by calling 866-527-4264.
Stockholder Communications with the Board of Directors
We have established a procedure for stockholders to communicate comments and concerns to the board of directors. Stockholders may contact the board of directors at the following address:
Board of Directors of KBS Real Estate Investment Trust III, Inc.
800 Newport Center Drive, Suite 700
Newport Beach, California 92660
Stockholders should report any complaints or concerns regarding (1) suspected violations or concerns as to compliance with laws, regulations, our Code of Conduct and Ethics or other suspected wrongdoings affecting us or our properties or assets, or (2) any complaints or concerns regarding our accounting, internal accounting controls, auditing matters, or any concerns regarding any questionable accounting or auditing matters affecting us. Stockholders should report any such suspected violations or other complaints or concerns by any of the following means:
•Via the Internet at http://kbsreitiii.ethicspoint.com;
•By calling the toll-free Ethics Hotline at 1-888-329-6414; or
•By mailing a description of the suspected violation or concern to:
Audit Committee Chair
c/o KBS Real Estate Investment Trust III, Inc.
800 Newport Center Drive, Suite 700
Newport Beach, CA 92660
Reports made via the Ethics Hotline will be sent to the Compliance Officer, currently our advisor’s Director of Internal Audit, and the audit committee chair, provided that no person named in the report will receive the report directly.

Stockholders can also communicate directly with the Chairman of the Board at the annual meeting. Although we do not have a policy regarding the attendance of directors at annual meetings of stockholders, we expect that the Chairman of the Board will be present at all such meetings. The Chairman of the Board and all of our other directors, except Ron D. Sturzenegger, were present at our July 23, 2024 annual meeting.
Insider Trading Policies
Our Code of Conduct and Ethics includes insider trading policies and procedures governing the purchase, sale and/or other dispositions of our securities by our directors and officers and the managers, officers and employees of our advisor and its affiliates who provide services to us, which policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. A copy of our Code of Conduct and Ethics is filed as an exhibit to our Annual Report on Form 10-K and is available on our website at www.kbsreitiii.com.
We currently do not grant stock options and as such we have not adopted a policy regarding the timing of awards of options.
Employee, Officer and Director Hedging
We do not have a hedging policy for our officers and directors at this time. We have no paid employees.
Executive Officers and Directors
We have provided below certain information about our executive officers and directors. All of our directors have terms expiring on the date of the annual meeting of stockholders and are being nominated for re-election to serve until the next annual meeting of stockholders and until his successor is elected and qualified. We have five seats on our board of directors. Stockholders may not vote for a greater number of persons than the number of nominees named.

Name and Address(1)	Position(s)	Age (2)	Year First Became a Director
Charles J. Schreiber, Jr.	Chief Executive Officer, President and Director	73	2009
Jeffrey K. Waldvogel	Chief Financial Officer, Treasurer and Secretary	47	N/A
Stacie K. Yamane	Chief Accounting Officer and Assistant Secretary	60	N/A
Marc DeLuca	Chairman of the Board and Director	55	2022
Stuart A. Gabriel, Ph.D.	Independent Director	71	2010
Robert Milkovich	Independent Director	65	2022
Ron D. Sturzenegger	Independent Director	65	2019
_____________________
(1) The address of each named executive officer and director is 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.
(2) As of April 1, 2025.

Charles J. Schreiber, Jr. is our Chief Executive Officer and one of our directors, positions he has held since January 2010 and December 2009, respectively. In August 2019, he was also elected as our President, and he served as our Chairman of the Board from January 2010 until November 2022. Mr. Schreiber is the Chairman and President of our advisor, and he served as the Chief Executive Officer of our advisor from October 2004 through December 2021. Until the liquidation of KBS Growth & Income REIT in August 2024, he was the Chairman of the Board, Chief Executive Officer and a director of KBS Growth & Income REIT, positions he held since January 2015. From August 2019 until August 2024, Mr. Schreiber was also President of KBS Growth & Income REIT. Until the liquidation of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) in May 2023, Mr. Schreiber was Chairman of the Board, Chief Executive Officer, President and a director of KBS REIT II, positions he held since August 2007, August 2007, August 2019 and July 2007, respectively. Mr. Schreiber was Chairman of the Board, Chief Executive Officer and a director of KBS Real Estate Investment Trust, Inc. (“KBS REIT I”) from June 2005 until its liquidation in December 2018. Other than de minimis amounts owned by family members or family trusts, Mr. Schreiber indirectly owns and controls a 50% interest in KBS Holdings, which is the sole owner of our advisor and our dealer manager. In addition, Mr. Schreiber controls the voting rights with respect to the 50% interest of KBS Holdings held indirectly by the estate of Peter M. Bren (together with other family members). KBS Holdings is the sponsor of our company and was a sponsor of KBS REIT I, KBS REIT II, Pacific Oak Strategic Opportunity REIT, Inc. (“Pacific Oak Strategic Opportunity REIT I”), KBS Legacy Partners Apartment REIT, Inc. (“KBS Legacy Partners Apartment REIT”), Pacific Oak Strategic Opportunity REIT II, Inc. (“Pacific Oak Strategic Opportunity REIT II”) and KBS Growth & Income REIT, which were formed in 2009, 2005, 2007, 2008, 2009, 2013 and 2015, respectively.
Mr. Schreiber is the Chairman and President of KBS Realty Advisors and is a principal of Koll Bren Schreiber Realty Advisors, Inc., each an active and nationally recognized real estate investment advisor. These entities are registered as investment advisers with the SEC. Messrs. Bren and Schreiber were the founding partners of the KBS-affiliated investment advisors. The first investment advisor affiliated with Messrs. Bren and Schreiber was formed in 1992. As of December 31, 2024, KBS Realty Advisors, together with KBS affiliates, including KBS Capital Advisors, had been involved in the investment in or management of approximately $29.6 billion of real estate investments on behalf of institutional investors, including public and private pension plans, endowments and foundations, institutional and sovereign wealth funds, and the investors in us, KBS REIT I, KBS REIT II, Pacific Oak Strategic Opportunity REIT I (advisory agreement terminated as of October 31, 2019), KBS Legacy Partners Apartment REIT, Pacific Oak Strategic Opportunity REIT II (advisory agreement terminated as of October 31, 2019) and KBS Growth & Income REIT. Through October 31, 2019, our advisor also served as the U.S. asset manager for Keppel Pacific Oak US REIT, and KBS Realty Advisors serves as the U.S. asset manager for Prime US REIT, both Singapore real estate investment trusts.
Mr. Schreiber oversees all aspects of KBS Capital Advisors’ and KBS Realty Advisors’ operations, including the acquisition, management and disposition of individual investments and portfolios of investments for KBS-sponsored programs and KBS-advised investors. He also directs all facets of KBS Capital Advisors’ and KBS Realty Advisors’ business activities and is responsible for investor relationships.
In addition, from July 2018 until February 2022, Mr. Schreiber served as Chairman of the Board and a director for Prime US REIT Management Pte. Ltd. (f/k/a KBS US Prime Property Management Pte. Ltd.), which is the external manager of Prime US REIT, a Singapore real estate investment trust that is listed on the SGX-ST. Mr. Schreiber holds an indirect ownership interest in Prime US REIT Management Pte. Ltd. and KBS Asia Partners Pte. Ltd., which is the sponsor of Prime US REIT.
Mr. Schreiber has been involved in real estate development, management, acquisition, disposition and financing for more than 50 years and with the acquisition, origination, management, disposition and financing of real estate-related debt investments for more than 30 years. Prior to forming the first KBS-affiliated investment advisor in 1992, he served as the Executive Vice President of Koll Investment Management Services and Executive Vice President of Acquisitions/Dispositions for The Koll Company. During the mid-1970s through the 1980s, he was Founder and President of Pacific Development Company and was previously Senior Vice President/Southern California Regional Manager of Ashwill-Burke Commercial Brokerage.
Mr. Schreiber graduated from the University of Southern California with a Bachelor’s Degree in Finance with an emphasis in Real Estate. During his four years at USC, he did graduate work in the then newly formed Real Estate Department in the USC Graduate School of Business. He is currently an Executive Board Member for the USC Lusk Center for Real Estate at the University of Southern California Marshall School of Business/School of Policy, Planning and Development and serves as a member of the Executive Committee for the Public Non-Listed REIT Council for the National Association of Real Estate Investment Trusts. He is also a member of the National Council of Real Estate Investment Fiduciaries. Mr. Schreiber has served as a member of the board of directors and executive committee of The Irvine Company since August 2016, and since December 2016, Mr. Schreiber has served on the Board of Trustees of The Irvine Company.

The board of directors has concluded that Mr. Schreiber is qualified to serve as a director and as our Chief Executive Officer and President for reasons including his extensive industry and leadership experience. With more than 50 years of experience in real estate development, management, acquisition and disposition and more than 30 years of experience with the acquisition, origination, management, disposition and financing of real estate-related debt investments, he has the depth and breadth of experience to implement our business strategy. He gained his understanding of the real estate and real estate-finance markets through hands-on experience with acquisitions, asset and portfolio management, asset repositioning and dispositions. As our Chief Executive Officer and a principal of our advisor, Mr. Schreiber is best-positioned to provide the board of directors with insights and perspectives on the execution of our business strategy, our operations and other internal matters. Mr. Schreiber brings to the board of directors demonstrated management and leadership ability.
Jeffrey K. Waldvogel is our Chief Financial Officer, a position he has held since June 2015. In July 2018, he was also elected our Treasurer and Secretary. He has also served as the Chief Financial Officer of our advisor since June 2015. Until the liquidation of KBS REIT II in May 2023, Mr. Waldvogel was its Chief Financial Officer, Treasurer and Secretary, positions he held from June 2015, August 2018 and August 2018, respectively. Until the liquidation of KBS Growth & Income REIT in August 2024, he was also its Chief Financial Officer, Treasurer and Secretary, positions he held from June 2015, April 2017 and April 2017, respectively. From June 2015 until November 2019, he also served as the Chief Financial Officer, Treasurer and Secretary of Pacific Oak Strategic Opportunity REIT I and Pacific Oak Strategic Opportunity REIT II. He was Chief Financial Officer of KBS REIT I and KBS Legacy Partners Apartment REIT from June 2015 until their respective liquidations in December 2018. In January 2022, Mr. Waldvogel was also appointed the Chief Financial Officer of KBS Realty Advisors.
Mr. Waldvogel has been employed by an affiliate of our advisor since November 2010. With respect to the KBS-sponsored REITs advised by our advisor, he served as the Director of Finance and Reporting from July 2012 to June 2015 and as the VP Controller Technical Accounting from November 2010 to July 2012. In these roles Mr. Waldvogel was responsible for overseeing internal and external financial reporting, valuation analysis, financial analysis, REIT compliance, debt compliance and reporting, and technical accounting.
Prior to joining an affiliate of our advisor in 2010, Mr. Waldvogel was an audit senior manager at Ernst & Young LLP. During his eight years at Ernst & Young LLP, where he worked from October 2002 to October 2010, Mr. Waldvogel performed or supervised various auditing engagements, including the audit of financial statements presented in accordance with GAAP, as well as financial statements prepared on a tax basis. These auditing engagements were for clients in a variety of industries, with a significant focus on clients in the real estate industry.
In April 2002, Mr. Waldvogel received a Master of Accountancy Degree and Bachelor of Science from Brigham Young University in Provo, Utah. Mr. Waldvogel is a Certified Public Accountant (California).
Stacie K. Yamane is our Chief Accounting Officer, a position she has held since January 2010. In July 2018, she was also elected our Assistant Secretary. Ms. Yamane is also the Chief Accounting Officer, Portfolio Accounting of our advisor, a position she has held since October 2008. Ms. Yamane served as the Chief Accounting Officer of KBS Growth & Income REIT from January 2015 until its liquidation in August 2024. She also served as the Chief Accounting Officer of KBS REIT II from October 2008 until KBS REIT II’s liquidation in May 2023. From August 2009 until November 2019 and from February 2013 until November 2019, she served as Chief Accounting Officer of Pacific Oak Strategic Opportunity REIT I and Pacific Oak Strategic Opportunity REIT II, respectively. From August 2009 until its liquidation in December 2018, she served as Chief Accounting Officer of KBS Legacy Partners Apartment REIT; from October 2008 until its liquidation in December 2018, she served as Chief Accounting Officer of KBS REIT I. From July 2007 to December 2008, Ms. Yamane served as the Chief Financial Officer of KBS REIT II and from July 2007 to October 2008 she served as Controller of KBS REIT II; from October 2004 to October 2008, Ms. Yamane served as Fund Controller of our advisor; from June 2005 to December 2008, she served as Chief Financial Officer of KBS REIT I and from June 2005 to October 2008 she served as Controller of KBS REIT I.
Ms. Yamane also serves as Senior Vice President/Controller, Portfolio Accounting for KBS Realty Advisors, a position she has held since 2004. She served as a Vice President/Portfolio Accounting with KBS-affiliated investment advisors from 1995 to 2004. At KBS Realty Advisors, from 2004 through 2015, Ms. Yamane was responsible for client accounting/reporting for two real estate portfolios. These portfolios consisted of industrial, office and retail properties as well as land parcels. Ms. Yamane worked closely with portfolio managers, asset managers, property managers and clients to ensure the completion of timely and accurate accounting, budgeting and financial reporting. In addition, she assisted in the supervision and management of KBS Realty Advisors’ accounting department.

Prior to joining an affiliate of KBS Realty Advisors in 1995, Ms. Yamane was an audit manager at Kenneth Leventhal & Company, a CPA firm specializing in real estate. During her eight years at Kenneth Leventhal & Company, Ms. Yamane performed or supervised a variety of auditing, accounting and consulting engagements including the audit of financial statements presented in accordance with GAAP, as well as financial statements presented on a cash and tax basis, the valuation of asset portfolios and the review and analysis of internal control systems. Her experiences with various KBS-affiliated entities and Kenneth Leventhal & Company give her over 30 years of real estate experience.
Ms. Yamane received a Bachelor of Arts Degree in Business Administration with a dual concentration in Accounting and Management Information Systems from California State University, Fullerton. She is a Certified Public Accountant (inactive California).
Marc DeLuca is our Chairman of the Board and one of our directors, positions he had held since November 2022. Since January 2022, Mr. DeLuca has been the Chief Executive Officer of our advisor and KBS Realty Advisors, each nationally recognized real estate investment advisory firms. He has also served as the Regional President, Eastern Region, of our advisor and KBS Realty Advisors since November 2013. As Chief Executive Officer of our advisor and KBS Realty Advisors, Mr. DeLuca directs business activities and oversees all KBS operations including the acquisition and management of individual investments and portfolios of income-producing real estate assets. Mr. DeLuca is also responsible for all acquisitions, dispositions and asset management activities in the eastern United States, is a member of the Executive Committee and is chairman of the KBS Investment Committee that reviews and approves all new investments for the firm. In November 1999, Mr. DeLuca joined ING Clarion Partners, and from January 2009 to September 2013 he served as a managing director at ING Clarion Partners and was responsible for acquisitions and dispositions for the Mid-Atlantic region from Delaware to South Florida. Prior to that time, from May 1996 to November 1999, Mr. DeLuca worked at SFRE Management, where he directed all aspects of property management operations, including financial administration, marketing, leasing, disposition, and renovation, for a $1.4 billion portfolio. From January 1994 to April 1996, Mr. Deluca managed the operations of a multimillion-dollar commercial and residential real estate portfolio for American Property Services. Mr. DeLuca graduated from George Washington University with a Bachelor of Science degree in economics and public policy and earned a Master of Science degree in real estate from Johns Hopkins University.
The board of directors has concluded that Mr. DeLuca is qualified to serve as a director for reasons including his extensive industry and leadership experience. With more than 25 years of experience in the acquisition, management and disposition of real estate assets, Mr. DeLuca has the depth and breadth of experience to implement our business strategy. As Chief Executive Officer of our advisor, Mr. DeLuca is well-positioned to provide the board of directors with insights and perspectives on the execution of our business strategy, our operations and other internal matters.
Stuart A. Gabriel, Ph.D. is one of our independent directors and is chair of the audit committee, positions he has held since September 2010 and August 2018, respectively. Professor Gabriel was an independent director and chair of the audit committee of KBS REIT II, positions he held from March 2008 and August 2018, respectively, until KBS REIT II’s liquidation in May 2023. Professor Gabriel was an independent director of KBS REIT I from June 2005 until its liquidation in December 2018. Since June 2007, Professor Gabriel has served as Director of the Richard S. Ziman Center for Real Estate and Professor of Finance and Arden Realty Chair at the UCLA Anderson School of Management. Prior to joining UCLA, he was Director and Lusk Chair in Real Estate at the USC Lusk Center for Real Estate, a position he held from 1999 to 2007. Professor Gabriel also served as Professor of Finance and Business Economics in the Marshall School of Business at the University of Southern California, a position he held from 1990 to 2007. He received a number of awards at UCLA and USC for outstanding graduate teaching. In 2004, he was elected President of the American Real Estate and Urban Economics Association. Professor Gabriel serves on the editorial boards of seven academic journals. Since March 2016, Professor Gabriel has served on the board of directors of KB Home and is a member of its audit committee. Professor Gabriel has published extensively on the topics of real estate finance and urban and regional economics. His teaching and academic research experience include analysis of real estate and real estate capital markets performance as well as structured finance products, including credit default swaps, commercial mortgage-backed securities and collateralized debt obligations. Professor Gabriel serves as a consultant to numerous corporate and governmental entities. From 1986 through 1990, Professor Gabriel served on the economics staff of the Federal Reserve Board in Washington, D.C. He also has been a Visiting Scholar at the Federal Reserve Bank of San Francisco. Professor Gabriel holds a Ph.D. in Economics from the University of California, Berkeley.
The board of directors has concluded that Professor Gabriel is qualified to serve as an independent director for reasons including his extensive knowledge and understanding of the real estate and finance markets and real estate finance products. As a professor of real estate finance and economics, Professor Gabriel brings unique perspective to the board of directors. His years of research and analysis of the real estate and finance markets make Professor Gabriel well-positioned to advise us with respect to our investment and financing strategy. This expertise also makes him an invaluable resource for assessing and managing risks facing our company. Through his experience as a director of KB Home and as a former director of KBS REIT I and KBS REIT II, he also has an understanding of the requirements of serving on a public company board.

Robert Milkovich is one of our independent directors, a position he has held since November 2022. Currently, Mr. Milkovich serves as the Chief Operating Officer of Rock Spring Contracting, a leading subcontractor in drywall, mission critical demolition, demountable walls and raised flooring in the Washington, D.C. metro area and throughout the Southeast. From January 2019 through December 2023, Mr. Milkovich served as Chief Executive Officer and member of the board of directors of rand* construction corporation, a premier general contractor specializing in commercial tenant interiors. He was responsible for developing, leading and communicating rand*’s short and long-term strategies, creating and implementing the company’s vision, mission and culture, and overseeing all major operating businesses within rand*. Mr. Milkovich has over 30 years of commercial real estate and leadership experience in the greater Washington, D.C. area as well as elsewhere in the country. From November 2015 to October 2017, Mr. Milkovich was Chief Executive Officer, President, and Trustee of First Potomac Realty Trust (“First Potomac”), a then publicly traded REIT (NYSE:FPO) focusing on office properties, and he also served as First Potomac’s Chief Operating Officer from June 2014 to October 2017. Prior to joining First Potomac, he served, from 2012 to 2014, as President and Head of the Investment Committee of Spaulding & Slye Investments, a comprehensive real estate services and investment company that is a wholly owned subsidiary of JLL. He also served as Regional Director of Archon Group, L.P., an investment arm of the Merchant Banking Division of Goldman Sachs, which he joined in 2004, where he spearheaded the asset management of $2 billion for its Merchant Bank, Special Situations Group, and other parts of the firm, in addition to generating investment opportunities. Mr. Milkovich also previously served as Market Managing Director for CarrAmerica Realty Corporation, a then publicly traded office REIT headquartered in Washington, D.C., with primary responsibilities including overseeing asset management, development activities, portfolio investments and acquisition efforts. Mr. Milkovich also serves on the board of the Boomer Esiason Foundation and was a past president of The Real Estate Group in Washington, D.C. Mr. Milkovich graduated with a B.S. in Business Management from the University of Maryland.
The board of directors has concluded that Mr. Milkovich is qualified to serve as an independent director for reasons including his extensive experience in commercial real estate, his relationships in the commercial real estate industry, his current experience as the Chief Operating Officer of Rock Spring Contracting as well as his experience as the former Chief Executive Officer and member of the board of directors of rand* construction corporation, his experience as the former Chief Executive Officer, President and Trustee of First Potomac and his experience serving as President and Head of the Investment Committee of Spaulding & Slye Investments. His over 30 years of commercial real estate and leadership experience are of great benefit to our company and make him well-positioned to advise the board of directors.
Ron D. Sturzenegger is one of our independent directors, a position he has held since August 2019. From September 2019 until KBS REIT II’s liquidation in May 2023, Mr. Sturzenegger also served as an independent director of KBS REIT II. Mr. Sturzenegger has over 30 years of experience in the real estate industry through his career at major financial institutions. From July 2014 to January 2018, Mr. Sturzenegger was Enterprise Business & Community Engagement Executive at Bank of America, responsible for leading Bank of America’s strategy to integrate the delivery of its products and services to customers and clients in 90 key U.S. markets. In his role overseeing Enterprise Business & Community Engagement, he was responsible for driving global integration opportunities across the enterprise. In addition, Mr. Sturzenegger led Bank of America’s strategy through which leaders representing all the company’s various businesses in a given market or community worked together to integrate the delivery of products and services for customers and clients, including the oversight of the Market Presidents Organization.
From August 2011 to April 2015, Mr. Sturzenegger was on the Management Committee of Bank of America and Legacy Asset Servicing (LAS) Executive at Bank of America, whose responsibilities included resolving legacy mortgage issues following Bank of America’s acquisition of Countrywide Financial and Merrill Lynch during the financial crisis and the downturn in the U.S. housing markets, the management of the servicing of current, delinquent and at-risk loans, and the development and implementation of operational capabilities and processes to address regulators’ concerns regarding robo-signing.
From January 2009 to August 2011, Mr. Sturzenegger served as Managing Director and Global Head of Real Estate, Gaming and Lodging Investment Banking at Bank of America Merrill Lynch, and from January 2002 to December 2008, Mr. Sturzenegger served as Managing Director and Global Head of Real Estate, Gaming and Lodging Investment Banking for Bank of America Securities. From July 1998 to December 2001, he served as Head of Real Estate Mergers and Acquisitions at Bank of America Securities. From July 1986 to June 1998, Mr. Sturzenegger served in various roles at Morgan Stanley in Real Estate Investment Banking. From 1982 to 1984, Mr. Sturzenegger was a Financial Analyst with Bain & Company.

Since January 2020, Mr. Sturzenegger has served on the board of trustees of StepStone Private Markets. He is a member of its audit committee, independent trustees committee and nominating and governance committee and serves as the chair of its independent trustees committee. Since June 2022, Mr. Sturzenegger has served on the board of trustees of StepStone Private Venture and Growth Fund. He is a member of its audit committee, independent trustees committee and nominating and governance committee and serves as the chair of its independent trustees committee. Since June 2023, Mr. Sturzenegger has served on the board of trustees of StepStone Private Infrastructure Fund. He is a member of its audit committee, independent trustees committee and nominating and governance committee and serves as the chair of its independent trustees committee. Since February 2024, Mr. Sturzenegger has served on the board of trustees of StepStone Private Credit Income Fund. He is a member of its audit committee, independent trustees committee and nominating and governance committee and serves as the chair of its independent trustees committee. Additionally, in March 2025, Mr. Sturzenegger was appointed to serve as an independent trustee of the Board of Elme Communities and to serve as a member of the transaction committee of its Board. Mr. Sturzenegger serves on the Executive Committee for the policy advisory board for the Fisher Center for Real Estate & Urban Economics. He is a member of the advisory board of the Stanford Professionals in Real Estate. Mr. Sturzenegger and his wife previously served as Chairs of the Parents’ Advisory Board for Stanford University. Mr. Sturzenegger holds a Bachelor of Science Degree in Industrial Engineering from Stanford University and an MBA from Harvard Business School.
The board of directors has concluded that Mr. Sturzenegger is qualified to serve as an independent director for reasons including his extensive real estate industry, investment banking and leadership experience. Mr. Sturzenegger’s 30 years of experience in the real estate industry through his career at major financial institutions given him the depth and breadth of experience from which to draw in advising our company. Through his executive and management roles at Bank of America, Mr. Sturzenegger brings to the board demonstrated management and leadership ability.
Compensation of Executive Officers
Our conflicts committee, which is composed of all of our independent directors, discharges our board of directors’ responsibilities relating to the compensation of our executives. However, we currently do not have any paid employees and our executive officers do not receive any compensation directly from us for services rendered to us. Our executive officers are officers and/or employees of, or hold an indirect ownership interest in, our advisor and/or its affiliates, and our executive officers are compensated by these entities, in part, for their services to us or our subsidiaries. See “—Report of the Conflicts Committee—Certain Transactions with Related Persons” above for a discussion of the fees paid to our advisor and its affiliates, including information regarding future payments by our advisor to its employees under our advisor’s employee retention program that are reimbursed by us from the Bonus Retention Fund.
Compensation of Directors
If a director is also one of our executive officers or an executive officer of our advisor, we do not pay any compensation to that person for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by the conflicts committee, based upon recommendations from our advisor. All of our executive officers, Messrs. Schreiber and Waldvogel and Ms. Yamane, and our affiliated directors, Messrs. Schreiber and DeLuca, are also officers, directors, managers and/or holders of a direct or indirect controlling interest in our advisor, and through our advisor, these persons are involved in recommending the compensation to be paid to our independent directors. See “—Report of the Conflicts Committee—Certain Transactions with Related Persons” above for a discussion of the fees paid to our advisor and its affiliates, including information regarding future payments by our advisor to its employees under our advisor’s employee retention program that are reimbursed by us from the Bonus Retention Fund.
We have provided below certain information regarding compensation earned by or paid to our directors during fiscal year 2024.

Name	Fees Earned or Paid in Cash in 2024	All Other Compensation	Total
Marc DeLuca (1)	$—	$—	$—
Stuart A. Gabriel, Ph.D.	185,000	—	185,000
Robert Milkovich	175,500	—	175,500
Charles J. Schreiber, Jr.(1)	—	—	—
Ron D. Sturzenegger	185,500	—	185,500
_____________________
(1)Director who is also one of our executive officers or an executive officer of our advisor and does not receive compensation for services rendered as a director.

Cash Compensation
We compensate each of our independent directors with an annual retainer of $135,000 as well as paying compensation to our independent directors for attending meetings as follows:
•each member of the audit committee and conflicts committee is paid $10,000 annually for service on such committees (except that the chair of each of the audit committee and conflicts committee is paid $20,000 annually for service as the chair of such committees);
•after the tenth board of directors meeting of each calendar year, each independent director is paid (i) $2,500 for each in-person board of directors meeting attended for the remainder of the calendar year and (ii) $2,000 for each teleconference board of directors meeting attended for the remainder of the calendar year;
•after the tenth audit committee meeting of each calendar year, each member of the audit committee is paid (i) $2,500 for each in-person audit committee meeting attended for the remainder of the calendar year and (ii) $2,000 for each teleconference audit committee meeting attended for the remainder of the calendar year (except that the audit committee chair is paid $3,000 for each in-person and teleconference audit committee meeting attended after the tenth audit committee meeting of each calendar year, for the remainder of each calendar year); and
•after the tenth conflicts committee meeting of each calendar year, each member of the conflicts committee is paid (i) $2,500 for each in-person conflicts committee meeting attended for the remainder of the calendar year and (ii) $2,000 for each teleconference conflicts committee meeting attended for the remainder of the calendar year (except that the conflicts committee chair is paid $3,000 for each in-person and teleconference conflicts committee meeting attended after the tenth conflicts committee meeting of each calendar year, for the remainder of each calendar year).
All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at board of directors meetings and committee meetings.
Equity Compensation Plan Information
As of December 31, 2024, we did not have an equity compensation plan or individual compensation arrangements under which our equity securities are authorized for issuance to our executive officers or directors.

STOCK OWNERSHIP
The following table shows, as of April 25, 2025, the amount of our common stock beneficially owned (unless otherwise indicated) by (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) our directors, (3) our executive officers, and (4) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percentage of all Outstanding Shares
KBS Capital Advisors LLC	20,857 (3)	*
Marc DeLuca, Chairman of the Board and Director	—	—
Stuart A. Gabriel, Ph.D., Independent Director	—	—
Robert Milkovich, Independent Director	—	—
Charles J. Schreiber, Jr., Chief Executive Officer, President and Director	20,857 (3)	*
Ron D. Sturzenegger, Independent Director	—	—
Jeffrey K. Waldvogel, Chief Financial Officer, Treasurer and Secretary	—	—
Stacie K. Yamane, Chief Accounting Officer and Assistant Secretary	—	—
All executive officers and directors as a group	20,857 (3)	*
_____________________
* Less than 1% of the outstanding common stock.
(1) The address of each named beneficial owner is 800 Newport Center Drive, Suite 700, Newport Beach, California 92660.
(2) None of the shares is pledged as security.
(3) Includes 20,857 shares owned by KBS Capital Advisors, which is indirectly controlled by Charles J. Schreiber, Jr.

PROPOSAL 1.    ELECTION OF DIRECTORS
At the annual meeting, you and the other stockholders will vote on the election of five members of the board of directors. Those persons elected will serve as directors until the next annual meeting and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:
•Charles J. Schreiber, Jr.
•Marc DeLuca
•Stuart A. Gabriel, Ph.D.
•Robert Milkovich
•Ron D. Sturzenegger
Each of the nominees for director is a current director. Detailed information on each nominee is provided under “Certain Information About Management — Executive Officers and Directors.”
Vote Required
Under our charter, a majority of the shares present in person or by proxy at an annual meeting at which a quorum is present is required for the election of the directors. This means that, of the shares present in person or by proxy at an annual meeting, a director nominee needs to receive affirmative votes from a majority of such shares in order to be elected to the board of directors. Because of this majority vote requirement, abstentions and broker non-votes will have the effect of a vote against each nominee for director. If an incumbent director nominee fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR all of the director nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board of directors may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.
Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) if you receive a paper copy of our proxy materials, by mail, using the paper proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL NOMINEES
LISTED FOR RE-ELECTION AS DIRECTORS.

PROPOSAL 2.    RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
At the annual meeting, you and the other stockholders will vote on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
During the year ended December 31, 2024, Ernst & Young LLP served as our independent registered public accounting firm and provided certain tax and other services. Ernst & Young LLP has served as our independent registered public accounting firm since our formation. The audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
The audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the audit committee takes into account the opinions of management and our internal auditors in assessing the independent registered public accounting firm’s qualifications, performance and independence.
Although not required by law or our governance documents, we believe ratification of this appointment is good corporate practice because the audit of our books and records is a matter of importance to our stockholders. Even if the appointment of Ernst & Young LLP is ratified, the audit committee may, however, select a new independent registered public accounting firm at any time in the future in its discretion if it deems such decision to be in our best interest. Any such decision would be disclosed to our stockholders in accordance with applicable securities laws. If the appointment of Ernst & Young LLP is not ratified by our stockholders, the audit committee may consider whether it should appoint another independent registered public accounting firm.
We expect that Ernst & Young LLP representatives will be present at the annual meeting and they will have the opportunity to make a statement if they desire to do so. In addition, we expect that the Ernst & Young LLP representatives will be available to respond to appropriate questions posed by stockholders.
Vote Required
Under our bylaws, a majority of the votes cast at an annual meeting at which a quorum is present is required for the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.
The appointed proxies will vote your shares of common stock as you instruct. If you submit a proxy card with no further instructions, the appointed proxies will vote your shares FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2025.
Whether or not you plan to attend the annual meeting and vote in person, we urge you to have your vote recorded. Stockholders have the following three options for submitting their votes by proxy: (i) via the Internet, (ii) by telephone or (iii) if you receive a paper copy of our proxy materials, by mail, using the paper proxy card. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING
DECEMBER 31, 2025.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in our proxy solicitation material for the next annual meeting of stockholders must be received by our Secretary, Jeffrey K. Waldvogel, at our executive offices no later than December 29, 2025. However, if we hold the next annual meeting before June 23, 2026 or after August 22, 2026, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials. The mailing address of our executive offices is 800 Newport Center Drive, Suite 700, Newport Beach, California 92660. If a stockholder wishes to present a proposal at the next annual meeting, whether or not the proposal is intended to be included in our proxy materials, our bylaws require that the stockholder give advance written notice to our Secretary by January 28, 2026. In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules, the notice given by any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19 under the Exchange Act.
OTHER MATTERS
As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

KBS | REIT III
C/O DST SYSTEMS, INC.
P.O. BOX 219015
KANSAS CITY, MO 64121

SCAN TO
VIEW MATERIALS & VOTE

PROXY VOTING INSTRUCTIONS

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up through July 22, 2025. **Have your proxy card in hand.**

VOTE BY MAIL
Mark, sign and date your proxy card and return it (for receipt by July 22, 2025) in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up through July 22, 2025. Have your proxy card in hand when you access the web site.

Your QR vote, telephone vote or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card.

Control Number located in box below:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V69995-P31808

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KBS REAL ESTATE INVESTMENT TRUST III, INC.

The Board of Directors recommends a vote **FOR** all nominees listed in Proposal 1.

1. Election of Directors	For	Against	Abstain
1a. Charles J. Schreiber, Jr.	☐	☐	☐
1b. Marc DeLuca	☐	☐	☐
1c. Stuart A. Gabriel, PH.D.	☐	☐	☐
1d. Robert Milkovich	☐	☐	☐
1e. Ron D. Sturzenegger	☐	☐	☐

The Board of Directors recommends a vote **FOR** Proposal 2.

	For	Against	Abstain
2. The ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

KBS | REIT III

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
KBS REAL ESTATE INVESTMENT TRUST III, INC.

Your Vote is Important!

FOLD HERE BEFORE INSERTING INTO RETURN ENVELOPE

V69996-P31808

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Charles J. Schreiber, Jr., Jeffrey K. Waldvogel and Stacie K. Yamane, and each of them, as proxy and attorney-in-fact, each with the power to appoint his or her substitute, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of KBS REAL ESTATE INVESTMENT TRUST III, INC. to be held on Wednesday, July 23, 2025, at 9:00 a.m. Pacific Time and at any adjournments or postponements thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees listed in Proposal 1 and "FOR" Proposal 2. The proxies are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders: The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024.